COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS SERIES TRUST II

(the “Trusts”)

Supplement dated April 7, 2010 to the

Current Prospectuses of the Columbia Funds

As previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC, entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”) (the “Transaction”), including the business of managing the series of the Trusts (each a “Fund” and, together, the “Funds”). The closing of the Transaction, which is subject to various approvals and other conditions, is expected to occur on or about May 1, 2010 (the “Closing”). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. Accordingly, the following changes to the Prospectuses for each Fund will be effective upon and subject to the Closing.

1.	Change of Advisor and Administrator. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor and administrator of the Funds upon the Closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing.

•	References to the Advisor and Administrator in the Prospectuses will be deemed to be references to the New Advisor.

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The first two paragraphs in the section of the Prospectuses entitled “Management of the Fund/Portfolios—Primary Service Providers—The Advisor” will be deleted and replaced in their entirety with the following:

The Advisor is located at 100 Federal Street, Boston, MA 02110 and serves as investment advisor to the Columbia Fund and RiverSource fund families. The Advisor is a registered investment adviser and a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. The Advisor is also the administrator of the fund(s) or portfolio(s) offered in this prospectus (collectively, the “Fund”).

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may use the research and other capabilities of its affiliates and third parties in managing investments.

2.	Change of Distributor. RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

•	References to the Distributor in the Prospectuses will be deemed to be references to the New Distributor.

•	The text of the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Distributor” will be deleted and replaced in its entirety with the following:

Shares of the Fund are distributed by the Distributor. The Distributor is a registered broker/dealer and a subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

3.	Change of Transfer Agent. RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial will become the transfer agent of the Funds upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

•	References to the Transfer Agent in the Prospectuses will be deemed to be references to the New Transfer Agent.

•	The text of the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Transfer Agent” will be deleted and replaced in its entirety with the following:

The Transfer Agent is a registered transfer agent and a subsidiary of Ameriprise Financial. The Transfer Agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

4.	Changes Relating to Bank of America’s Retention of Its Money Market Fund Business. The portion of the asset management business that Ameriprise Financial expects to acquire from Columbia Management Group, LLC at the Closing will not include the business of managing the money market fund series of BofA Funds Series Trust, which are currently referred to in each Fund’s Prospectuses as Columbia Money Market Funds. Following the Closing, these money market funds will not be managed by the New Advisor and will no longer be Columbia Funds. This will result in the following changes:

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Exchange Privileges. Shareholders will not be eligible to exchange Fund shares with shares of the Columbia Money Market Funds after the Closing. Fund shareholders generally will be eligible to exchange into Class A, B, C and Z shares of a money market fund advised by the New Advisor (the “RiverSource Money Market Fund”), subject to approval of this exchange privilege by the Board of Trustees. Upon the Closing, Systematic Withdrawal Plans, Systematic Exchanges, and Systematic Investment Plans between the Funds and the Columbia Money Market Funds will be terminated.

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Rights of Accumulation. For purchases of Class A or Class T shares of the Funds after the Closing, the value of any accounts in Columbia Money Market Funds will not be combined with the value of other eligible accounts when determining whether a new purchase qualifies for a higher breakpoint discount level for an initial sales charge. Shares of the RiverSource Money Market Fund acquired by an exchange from a Fund may be combined for this right of accumulation for purchases of Class A or Class T shares of the Funds after the Closing.

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Sales Charge Waivers – Reinstatement Feature. Although after the Closing shareholders of the Columbia Money Market Funds will not be able to exchange shares of the Columbia Money Market Funds into shares of the Funds, shareholders will be able to use the proceeds of a redemption of shares of Columbia Money Market Funds to buy Class A shares of a Fund within 365 days after redemption without incurring a sales charge. This reinstatement feature will not be available for the reinvestment of redemption proceeds of Columbia Money Market Fund shares purchased after the Closing. A description of the reinstatement feature, which may be modified or discontinued at any time, is available in the Statement of Additional Information of each Fund.

Shareholders should retain this Supplement for future reference.

INT-47/41012-0310